REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT (the "Agreement") entered into and effective as of October __, 1998 among IMC Mortgage Company (the "Company") and each of Greenwich Street Capital Partners II, L.P., GSCP Offshore Fund, L.P. and Greenwich Fund, L.P. (together with their successors and assigns, the "Holders").


                              W I T N E S S E T H:


         WHEREAS, the Company and each of the Holders have entered into a Loan Agreement, dated as of the date hereof (the "Loan Agreement"), pursuant to which the Holders are entitled to receive from the Company shares of the Class C Exchangeable Preferred Stock, par value $0.01 per share, of the Company (the "Class C Shares") and shares of the Class D Preferred Stock, par value $0.01 per share, of the Company (the "Class D Shares"); and

         WHEREAS, in order to induce the Holders to enter into the Loan Agreement, the Company has agreed to provide the registration rights set forth herein.

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

         "Applicable   Number  of  Registrations"   shall  be  (i)  five  demand
registrations and (ii) unlimited piggyback registrations.

         "Commission" shall mean the Securities and Exchange Commission, or any other federal agency then administering the Exchange Act or the Securities Act.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.


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

         "Initiating Holders" shall mean each Holder and its assignees who in the aggregate are Holders of more than 2% of the issued and outstanding Class C Shares and Class D Shares on an aggregate basis.

         "Loan Agreement Draw Date" means the date of the first drawdown under the Loan Agreement.

         "Registrable Securities" shall mean (i) the Class C Shares and the Class D Shares or (ii) Class C Shares or Class D Shares, as the case may be, issued upon any stock split, stock dividend, recapitalization or similar event.

         The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

         "Registration Expenses" shall mean all expenses incurred by the Company in compliance with Sections 2 and 3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, reasonable fees and disbursements, not to exceed $25,000, of one counsel for all the selling Holders and other security holders, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

         "Restricted Securities" shall mean the Registrable Securities required to bear or bearing a restrictive legend.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Selling Expenses" shall mean all underwriting discounts, selling commissions and transfer taxes applicable to the sale of Registrable Securities, which shall be paid by the selling Holders.

         SECTION 2. Requested Registration.

         (a) Request for Registration. If the Company shall receive from Initiating Holders a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company will:


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

               (i) promptly give written notice of the proposed registration to all other Holders; and

               (ii) as soon as practicable, use its diligent best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws, appropriate compliance with applicable regulations issued under the Securities Act and listing on appropriate exchanges) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within thirty days after receipt of such written notice from the Company; provided that the Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2(a) (i) in any jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, or in which the cost of the foregoing is unreasonable in light of the number of Registrable Securities requested to be sold in such jurisdiction, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder, and (ii) after the Company has effected the Applicable Number of Registrations pursuant to this Section 2(a), and such registrations have been declared or ordered effective and the sales of such Registrable Securities shall have closed, and provided further that the Company may defer the filing (but not the preparation) of any registration otherwise required pursuant to this Section 2(a) if another registration of equity securities of the Company under the Securities Act is then pending or has been duly and validly demanded by any holder of securities of the Company who is entitled, by contract with the Company, to have securities included in such a registration (such persons collectively, the "Other Shareholders") and such contractual arrangement prohibits the Company from effecting such registration at such time pursuant to this Agreement, or if a period of less than three months shall have elapsed from the effective date of the most recent registration previously effected by the Company. Subject to the foregoing clauses, the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders.

         Notwithstanding the foregoing, if the Company shall at any time furnish to the Holders a certificate of the Company stating that counsel to the Company, which


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

counsel shall be reasonably satisfactory to the Holders, or the Board of Directors of the Company shall have determined that the Company has pending or in progress a material transaction or other development, the disclosure of which would, in the good faith judgment of the Company, materially and adversely affect the Company, then, the Company may defer the filing (but not the preparation) of a registration statement, and may withhold efforts to cause the registration statement to become effective if the registration has been filed, for up to 120 days, but the Company shall use all reasonable efforts to resolve the transaction and, in accordance with Section 5, to file the regis tration statement and cause it to become effective as soon as possible. If the Company shall so defer the filing of any such registration statement, or so withhold efforts to cause the registration statement to become effective, the Holders shall have the right to withdraw the demand for registration by giving written notice to the Company from the Initiating Holders within 20 days after receipt of the applicable notice of deferment (and, in the event of such withdrawal, such demand shall not be counted for purposes of determining the number of demands for registration to which the holders of Registrable Securities are entitled pursuant to this Section 2(a)). Notwithstanding anything else to the contrary in this Agreement, the aggregate number of days during which otherwise qualifying Holders shall be prohibited from registering and selling Registrable Securities under this Section 2(a) shall not exceed 180 days during any consecutive 12-month period.

         The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 2(b) below, include other securities of the Company which are held by Other Shareholders, but except as provided in the last sentence of Section 2(b) below the Company shall have no right to include any of its securities in any such registration.

         (b) Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to
Section 2(a) and the Company shall include such information in the written notice referred to in Sec tion 2(a)(i) above. The right of any Holder to registration pursuant to Section 2(a) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder with respect to such participation and inclusion) to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities he holds.


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

         If Other Shareholders request such inclusion, the Initiating Holders shall, on behalf of all Holders, offer to include the securities of such Other Shareholders in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Agreement. The Company shall (together with all Holders and Other Shareholders proposing to distribute their securities through such under writing) enter into an underwriting agreement in customary form (including, without limitation, customary indemnification and contribution provisions on the part of the Company) with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders and reasonably acceptable to the Company; provided that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of Holders greater than the obligations of the Holders pursuant to Section 6. Notwithstanding any other provision of this Section 2, if such representative advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the securities of the Company held by Other Shareholders (other than Registrable Securities) shall be excluded from such registration to the extent so required by such limitation and if a limitation of the number of shares is still required, the Initiating Holders shall so advise all Holders of Registrable Securities whose securities would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all such Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities which they held at the time of the request for registration made by the Initiating Holders pursuant to Sec tion 2(a). No Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder of Registrable Securities or Other Shareholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders no later than ten days prior to the expected effective date of the relevant registration statement. The securities so withdrawn shall also be withdrawn from registration. If the underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company may include its securities for its own account in such registration if the underwriter so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

         (c) The Initiating Holders may issue the number of written requests under this Section 2 which equals the Applicable Number of Registrations.

         SECTION 3. Company Registration.

         (a) If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company:

               (i) will promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws);

               (ii) will include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder within fifteen days after receipt of the written notice from the Company described in clause (i) above, except as set forth in Section 3(b) below. Such written request may specify all or a part of a Holder's Registrable Securities; and

               (iii) may, at its sole election, withdraw such registration at any time without penalty or liability.

         (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3(a)(i). In such event the right of any Holder to registration pursuant to
Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein, including, without limitation, the agreement to any lock-up agreement required by the underwriter or underwriters selected for underwriting by the Company. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the Other Shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with such under writer, provided that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of Holders greater than the obligations of the


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

Holders  pursuant  to Section 6.  Notwithstanding  any other  provision  of this
Section 3, if the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, the Company will cause to be included in such registration to the extent of such limitation on the number of shares to be underwritten, first, the securities being sold by the Company, second, all securities proposed to be registered in such offering by the Company for the accounts of Other Shareholders if such securities must be included prior to the Registrable Securities to prevent a breach of any applicable registration rights agreement between the Company and such Other Shareholders, but only in such amount and to the extent required by such agreement and third, the Registrable Securities proposed to be registered in such offering by the Holders of such Registrable Securities and all such other securities proposed to be registered in such offering by the Company for the accounts of each Other Shareholder (not included in those securities to be registered pursuant to clause second above), pro rata among the Holders of such Registrable Securities and all such Other Shareholders on the basis of the number of securities requested to be included by such Holders and such Other Shareholders. If any Holder of Registrable Securities or Other Shareholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter no later than ten days prior to the expected effective date of the relevant registration statement. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

         SECTION 4. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by the Company, and all Selling Expenses shall be borne by the holders of the securities so registered pro rata on the basis of the number of their shares so registered; provided, however, that the Company shall not be required to pay any Registration Expenses if, as a result of the withdrawal of a request for registration by Initiating Holders (other than due to a material adverse change in the business of the Company or any refusal to proceed based upon the advice of counsel that the regis tration statement, or any prospectus contained therein, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing), the registration statement does not become effective, in which case the Holders and Other Shareholders requesting registration shall bear such Registration Expenses pro rata on the basis of the number of their shares so included in the registra tion request, and provided, further, that such registration shall not be counted as a registration pursuant to Section 2.


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

         SECTION 5. Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

               (i) prepare, and as soon as practicable, but in any event within 60 days thereafter file with the Commission, a registration statement with respect to the Registrable Securities, make all required filings with the National Association of Securities Dealers, Inc. ("NASD") and use its reasonable best efforts to cause such registration statement to become effective;

               (ii) prepare and promptly file with the Commission such amendments and post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for so long as is required to comply with the provisions of the Securities Act and to complete the disposition of all securities covered by such registration statement in accordance with the intended method or methods of disposition thereof, but in no event for a period of more than four months after such registration statement becomes effective;

               (iii) furnish to counsel selected by the Holders copies of all documents proposed to be filed with the Commission in connection with such registration;

               (iv) furnish to each seller of Registrable Securities, without charge, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits and documents filed therewith) and such number of copies of the prospectus in cluded in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to fa cilitate the disposition of the Registrable Securities owned by such seller in accordance with the intended method or methods of disposition thereof;

               (v) use its reasonable best efforts to register or qualify such Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition of such Registrable Securities in such jurisdictions in accordance with the intended method or methods of


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

          disposition thereof, provided that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, subject itself to taxation in any juris diction wherein it is not so subject, or take any action which would subject it to general service of process in any jurisdiction wherein it is not so subject;

               (vi) use its reasonable best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies, authorities or self-regulatory bodies as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof;

               (vii) furnish to each seller of Registrable Securities a signed coun terpart, addressed to the sellers, of

                    (A) an opinion of counsel  for the  Company  experienced  in securities law matters, dated the effective date of the registration statement (and, if such registration includes an underwritten public offering, the date of the closing under the underwriting agreement); and

                    (B) a  "comfort"  letter  dated the  effective  date of such registration statement (and if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have issued an audit report on the Company's financial statements included in the registration statement, covering such matters as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

               (viii) notify each seller of any Registrable Securities covered by such registration statement at any time when the Company has knowledge that a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event or existence of any fact as a result of which the pro spectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and, as promptly as is practicable,


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

          prepare and furnish to such seller a reasonable number of copies of a sup plement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

               (ix) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement of the Company (in form complying with the provisions of Rule 158 under the Securities Act) covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the registration statement;

               (x) notify each seller of any Registrable Securities covered by such registration statement (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to such registration statement or to amend or to supplement such prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose of which the Company has knowledge and (iv) of the suspension of the qualification of such securities for offering or sale in any jurisdiction, or of the institution of any proceedings for any of such purposes of which the Company has knowledge;

               (xi) use every reasonable effort to obtain the lifting of any stop order that might be issued suspending the effectiveness of such registration statement at the earliest possible moment;

               (xii) use its reasonable best efforts (i) (A) to list such Registrable Securities on any securities exchange on which the equity securities of the Company are then listed or (B) if no such equity securities are then listed, to secure designation of such securities as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 under the Exchange Act or, failing that, to secure NASDAQ authorization for such Registrable Securities, and, without limiting the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD, and


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

          (ii) to provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement;

               (xiii) enter into such agreements and take such other actions as the sellers of Registrable Securities or the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, to the extent that the offering in question is an underwritten offering, preparing for, and participating in, such number of "road shows" and all such other customary selling efforts as the underwriters reasonably request in order to expedite or facilitate such disposition; and

               (xiv) use its reasonable best efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

         The Company may require each seller of any Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller, including, without limitation, its ownership of Registrable Securities and the disposition of such Registrable Securities, as the Company may from time to time reasonably request in writing and as shall be required by law in connection therewith. Each such Holder agrees to furnish promptly to the Company all infor mation required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

         The Company agrees not to file or make any amendment to any registration statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus used in connection therewith, which refers to any seller of any Registrable Securities covered thereby by name, or otherwise identifies such seller as the Holder of any Registrable Securities, without the consent of such seller, such consent not to be unreasonably withheld, unless such disclosure is required by law.

         SECTION 6. Indemnification.

         (a) The Company will, and hereby does, indemnify each Holder, each of its officers, directors and partners, and each person controlling such Holder, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus (including any related registration statement) incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of such prospectus, in light of the circumstances under which made) not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein or to the extent such liability arises solely as a result of the failure of the Holder or such underwriter, if any, to deliver a prospectus.

         (b) Each Holder and Other Shareholder will, if Registrable Securities held by him are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a regis tration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each other such Holder and Other Shareholder and each of their officers, directors and partners, and each person controlling such Holder or Other Shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of such prospectus, in light of the circumstances under which made, not misleading, and will reimburse the Company and such Holders, Other Shareholders, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such Holder or Other Shareholder and stated to be specifically for use therein; provided, however, that the obligations of such Holders and Other Shareholders hereunder shall be limited to an amount equal to the proceeds to each such Holder or Other Shareholder of securities sold as contemplated herein.

         (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the failure of any Indemnified Party to give notice shall not relieve the Indemnifying Party of its obligation under this Section 6, except to the extent of any actual prejudice resulting from such failure. The Indemnifying Party will be entitled to participate in, and to the extent that it may elect by written notice delivered to the Indemnified Party promptly after receiving the aforesaid notice from such Indemnified Party, at its expense to assume, the defense of any such claim or any litigation resulting therefrom, with counsel reasonably satisfactory to such Indemnified Party, provided that the Indemnified Party may partici pate in such defense at its expense, notwithstanding the assumption of such defense by the Indemnifying Party, and provided, further, that if the defendants in any such action shall include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified Parties which are different from or additional to those available to the Indemnifying Party, the Indemnified Party or Parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party or Parties and the fees and expenses of such counsel shall be paid by the Indemnifying Party with respect to such different or additional defense. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom. No Indemnified Party shall consent to the entry of any judgment nor enter into any settlement without the prior written consent of the Indemnifying Party.

         SECTION 7. Information by Holder. Each Holder of Registrable Securities, and each Other Shareholder holding securities included in any registration, shall furnish to the Company such information regarding such Holder or Other Shareholder and the distribution proposed by such Holder or Other Shareholder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 7.

         SECTION 8. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

               (a) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act;

               (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as it remains subject to such reporting requirements; and

               (c) so long as the Holders own any Restricted Securities, furnish to them forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as they may reasonably request in availing themselves of any rule or regulation of the Commission allowing them to sell any such securities without registration.

         SECTION 9. Transfer or Assignment of Registration Rights. The rights to cause the Company to register the securities granted to the Holders by the Company under this Agreement may, in the Holders' discretion, be transferred or assigned by them to a transferee or assignee of any of the Restricted Securities, provided that the Company is given written notice by the Holders at the time of or within a reasonable time after such transfer or assignment, stating the name and address of such transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and provided, further, that the transferee or assignee of such rights assumes the Holders' obligations under this Agreement.

         SECTION 10. "Market Stand-off" Agreement. The Holders agree, if requested by the Company and an underwriter of equity securities of the Company, not to sell or otherwise transfer or dispose of any such equity securities of the Company held by them during the ninety-day period following the effective date of a registration statement of the Company filed under the Securities Act, provided that, if requested by such underwriter, all Holders, all officers and directors and all other shareholders of the Company who acquire equity securities of the Company in a privately negotiated transaction after June 25, 1996 enter into similar agreements. Notwithstanding the foregoing, shareholders of the Company who acquire such equity securities in return for the equity securities of an entity acquired by the Company, and who have no "demand" registration rights in respect thereof, shall not be required to enter into such agreements.

         Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such ninety-day period.

         SECTION  11.  Shelf  Registrations.  If,  at  any  time  when  a  Shelf
Registration is effective with respect to any Registrable Securities, the Company shall furnish to the Holders a certificate of the Company stating that counsel to the Company, which counsel shall be reasonably satisfactory to the Holders, or the Board, shall have determined that the Company has pending or in progress a material transaction or other development, the disclosure of which would, in the good faith judgment of the Company, materially and adversely affect the Company, then such Holders shall thereafter not dispose of any Registrable Securities under such Shelf Registration until the earlier of (i) the time when such transaction or development is resolved in a manner that allows, or renders unnecessary, appropriate disclosure with respect to such transaction or development and (ii) the 121st day after the delivery of such certificate, provided the Company shall at all times use all reasonable efforts to resolve the transaction or other development in question so as to enable the Holder to recommence selling under such Shelf Registration as promptly as possible, and provided further that the four month period referred to in Section 5(ii) shall be suspended or "tolled" during any such period when the Holders are unable to so utilize such Shelf Registration.

         SECTION 12. Miscellaneous

         12.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of New York.

         12.2 Successors and Assigns. Except as otherwise expressly provided herein or in any applicable assignment instrument, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto; provided, however, the Company may not assign its rights hereunder.

         12.3 Entire Agreement; Amendment. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the parties hereto.

         12.4 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, or delivered either by hand or by messenger, (a) if to the initial Holders, addressed to them at c/o GSCP, Inc., 388 Greenwich Street, New York, New York 10013, or at such other address as such Holder shall have furnished to the Company in writing, or (b) if to any other holder of any Class C Shares or Class D Shares, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder thereof who has so furnished an address to the Company, or (c) if to the Company, addressed to it at 5901 East Fowler Avenue, Tampa, Florida 33617, Attention: George Nicholas, Chairman.

         12.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party hereto, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

         12.6 Rights; Separability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         12.7 Titles and Subtitles. The titles of the paragraphs and subpara graphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         12.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. Confirmation of execution by electronic transmission of a facsimile signature page shall be binding upon any party so confirming.

         IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.


                                    IMC MORTGAGE COMPANY


                                    By /s/
                                       ------------------------------
                                        Name:
                                        Title:


                                    GREENWICH STREET CAPITAL PARTNERS II, L.P.
                                    GSCP OFFSHORE FUND, L.P.
                                    GREENWICH FUND, L.P.

                                    By:     GREENWICH STREET
                                               INVESTMENTS II, L.L.C.,
                                               their General Partner


                                    By /s/
                                       ------------------------------
                                        Name:
                                        Title: Managing Member